Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Quarterly Report on Form 10-Q of Stake Technology Ltd. (the "Company") for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Jeremy N. Kendall, Chairman and Chief Executive Officer, and Steven R. Bromley, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 14, 2003


/s/ Jeremy N. Kendall
---------------------
Jeremy N. Kendall
Chairman and Chief Executive Officer
Stake Technology Ltd.


/s/ Steven R. Bromley
---------------------
Steven R. Bromley
Executive Vice President and Chief Financial Officer
Stake Technology Ltd.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, is not being filed for purposes of Section 18 of the Exchange Act by the Company or the certifying officers, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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STAKE TECHNOLOGY LTD.                                         June 30, 2003 10-Q

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